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                                                                      Exhibit 99

                                AMENDMENT NO. 1



         Amendment No. 1, dated as of December 7, 1994 ("Amendment No. 1"), to the Credit Agreement, dated as of January 31, 1994 (the "Credit Agreement") among SPELLING ENTERTAINMENT GROUP INC., a Florida corporation (the "Company"), and its subsidiaries as Borrowers and BLOCKBUSTER ENTERTAINMENT CORPORATION, a Delaware corporation ("Blockbuster"), as Lender.

                                  WITNESSETH:

         WHEREAS, Blockbuster was merged with and into Viacom Inc. ("Viacom") effective as of September 29, 1994; and

         WHEREAS, the parties who have heretofore entered into the Credit Agreement and Viacom, as successor Lender under the Credit Agreement now desire to amend certain provisions of such Agreement.

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Amendments. (a) The definition of "Applicable Rate" in Section 1.3 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

                          "1.3    "Applicable Rate" means: (a) with respect to
                 each Eurodollar Rate Loan hereunder, the Eurodollar Rate and
                 (b) with respect to each Base Rate Loan hereunder, the Base Rate."

         (b) The definition of "Interest Period" in Section 1.33 of the Credit Agreement is hereby amended by (i) inserting the words "(a) in the case of Base Rate Loans, the period commencing on the date such loans are made or on the date of conversion from Eurodollar Rate Loans and ending on the last day of each fiscal quarter and (b)" after the word "means" in the first line thereof;
(ii) by deleting the word "Revolving" from the first line thereof and replacing such word with the words "Eurodollar Rate"; and (iii) inserting the words "with respect to any Base Rate Loans or Eurodollar Rate Loans," after the words "provided, however,".

         (c) The definition of "Lender" in Section 1.34 of the Credit Agreement is hereby amended by deleting the words "Blockbuster Entertainment Corporation" and replacing such words with "Viacom Inc.".

         (d) The definition of "Notice of Continuation" in Section 1.45 of the Credit Agreement is hereby amended by inserting the words "or Conversion" following the word "Continuation" and by deleting "2.1.2" and replacing it with "2.3".

         (e) The definition of "Payment Date" in Section 1.47 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

                 "1.47    [Reserved]".

         (f) The definition of "Republic" in Section 1.53 of the Credit Agreement is hereby amended by deleting the words "Pictures Corporation" and replacing such words with "Entertainment Inc.".
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         (g)     The definition of "Stated Amount of Revolving Credit" in
Section 1.57 of the Credit Agreement is hereby amended by deleting the words "Seventy Five Million Dollars ($75,000,000)" in clause (a) thereof and replacing such words with "One Hundred Million Dollars ($100,000,000)".

         (h) Section 1 of the Credit Agreement is hereby amended to insert the following definitions:

                 "1.64    "Viacom Credit Facilities" means (i) the $6.489
                 Billion Credit Agreement, dated as of July 1, 1994, as amended as of August 5, 1994 by Amendment No. 1 and as of September 29, 1994 by Amendment No. 2, among Viacom, each of the several Banks parties thereto, The Bank of New York, as a Managing Agent as the Documentation Agent, Citibank, N.A. as a Managing Agent and as the Administrative Agent, Morgan Guaranty Trust Company of New York, as a Managing Agent, JP Morgan Securities Inc., as the Syndication Agent, Bank of America NT & SA, as a Managing Agent, the Banks identified as Agents on the signature pages thereof, as Agents, and the Banks identified as Co-Agents on the signature pages thereof, as Co-Agents and (ii) the $1.8 Billion Credit Agreement, dated as of September 29, 1994, among Viacom, each of the several Banks indicated on the signature pages thereof, The Bank of New York, as a Managing Agent as the Documentation Agent, Citibank, N.A. as a Managing Agent and as the Administrative Agent, Morgan Guaranty Trust Company of New York, as a Managing Agent, JP Morgan Securities Inc., as the Syndication Agent, Bank of America NT & SA, as a Managing Agent and the Banks identified as Agents on the signature pages thereof.

                 1.65 "Base Rate" means, for any day, a fluctuating interest rate per annum as shall be in effect for such day, which rate per annum shall be equal at all times to the higher of:

                          (i) the rate of interest announced publicly by the Administrative Agent of the Viacom Credit Facilities in New York, New York as the
                          Administrative Agent's base rate in effect for such day; or

                          (ii) the Federal Funds Rate for such day plus 1/2 of 1% per annum.

                 1.66 "Base Rate Loan" means any Loan or portion thereof that bears interest with reference to the Base Rate.

                 1.67 "Eurodollar Rate" means for each day of the applicable Interest Period for such Loan, the rate of interest per annum determined by the Administrative Agent of the Viacom Credit Facilities to be the offered rate per annum at which deposits in dollars appears on the Telerate Page 3750 (or any successor page) as of 11:00 A.M. (London time), or in the event such offered rate is not available from the Telerate Page, the average (rounded upward to the nearest whole multiple of 1/16 of 1% per annum, if such percentage is not such a multiple) of the rates offered by the principal office of each of the Reference Banks (as defined in the Viacom Credit Facilities) in the London interbank market at 11:00 A.M. (London time), two Banking
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                 Days before the first day of such Interest Period for deposit in dollars in an amount substantially equal to the aggregate of the Eurodollar Rate Loans to which such Interest Period relates and for a period equal to such Interest Period.

                 1.68 "Eurodollar Rate Loan" means any Loan or portion thereof that bears interest at a rate determined with reference to the Eurodollar Rate.

                 1.69     "Applicable Eurodollar Rate Margin" means
                 1.25%, to be reduced to a minimum of 1%, or increased, as warranted by a corresponding reduction or increase in Lender's cost of funds.

         (i)     Section 2.1.2 of the Credit Agreement is hereby amended by:

                 (i) deleting the phrase "Not later than noon (New York time) on the fourth Banking Day prior to the requested Closing Date for any such loan," and replacing it with the phrase "With respect to Eurodollar Rate Loans, not later than noon (New York time) on the fourth Banking Day prior to the requested Closing Date for any such loan, and with respect to Base Rate Loans, not later than noon (New York time) on the second Banking Day prior to the requested Closing Date for any such loan,";


                 (ii) deleting the word "and" following the word "therefor," in Clause (b) thereof;

                 (iii) at the beginning of Clause (c) thereof, adding the words "with respect to Eurodollar Rate Loans,";

                 (iv)     deleting Clause (c)(iii) in its entirety;

                 (v)      in clause c(iv):  (a)    deleting "(iv)" replacing it
                 with "(iii)", (b) deleting the words "or Notice of Continuation" and replacing such words with "," , and (c) deleting "." and replacing it with "; and (d) whether such Loan shall be a Base Rate Loan or a Eurodollar Rate Loan."; and

                 (vi)     deleting the following language:

                 "On or before noon New York time on the fourth banking Day prior to the expiration of any Interest Period, the Borrowers shall deliver written notice (a "Notice of Continuation") to Lender which shall specify (i) the amount of the Revolving Loan to be continued, and (ii) the requested Interest Period. In lieu of delivering the above-described Notice of Continuation, Borrowers may give Lender telephonic notice by the required time of any proposed continuation under this
                 Section 2.1.2; provided that such notice shall be promptly confirmed in writing by delivery of a Notice of Continuation to lender on or before the proposed continuation date. If Borrowers shall fail to give Lender a Notice of Continuation as provided above, Borrowers shall be deemed to have given Lender a Notice of Continuation selecting an Interest Period of one month for the then outstanding principal amount of the Revolving
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                 Loan with respect to which the Interest Period is expiring.".

         (j) Section 2.3 of the Credit Agreement is hereby amended as follows: (i) by deleting the section number "2.3" and replacing it with "2.4";
(ii) by deleting the section number "2.3.1" and replacing it with "2.4.1";
(iii) by deleting the section number "2.3.2" and replacing it with "2.4.2"; and
(iv)  by deleting the section number "2.3.3" and replacing it with "2.4.3".

         (k) The Credit Agreement is hereby amended by inserting the following new Section 2.3 following Section 2.2:

                 "2.3     Conversion/Continuation Option.  The Borrower may
                 elect (i) at any time to convert Base Rate Loans or any portion thereof to Eurodollar Rate Loans or (ii) at the end of any Interest Period with respect thereto, to convert Eurodollar Rate Loans or any portion thereof into Base Rate Loans, or to continue such Eurodollar Rate Loans or any portion thereof as Eurodollar Rate Loans for an additional Interest Period; provided, however, that the aggregate of the Eurodollar Rate Loans of the Borrower so converted or so continued for each Interest Period must be not less than $1,000,000 and in integral multiples of $500,000 in excess thereof. Each such election (a "Notice of Conversion or Continuation") shall be made by giving the Lender at least two Banking Day's, in the case of a conversion to or a continuation of a Base Rate Loan, and four Banking Day's, in the case of a conversion to or a continuation of a Eurodollar Rate Loan, prior written notice thereof specifying (A) the amount and type of conversion or continuation, (B) in the case of a conversion to or a continuation of Eurodollar Rate Loans, the Interest Period therefor, and (C) in the case of a conversion the date of conversion (which date shall be a Banking Day and, if a conversion from a Eurodollar Rate Loan, shall also be the last day of the Interest Period therefor). Notwithstanding the foregoing, no conversion in whole or in part of Base Rate Loans to Eurodollar Rate Loans, and no continuation in whole or in part of Eurodollar Rate Loans upon the expiration of any Interest Period therefor, shall be permitted at any time at which an Event of Default shall have occurred and be continuing. If, within the time period required under the terms of this Section 2.3, the Lender does not receive a Notice of Conversion or Continuation from the Borrower containing an election to continue all or any portion of the Eurodollar Rate Loans for an additional Interest Period or to convert all or any portion of such Loans, then, upon the expiration of the Interest Period therefor, such Loans or the portions thereof for which an election to continue or convert has not been made will be automatically continued for a period of one month. Each Notice of Conversion or Continuation shall be irrevocable. In the case of immediately successive Interest Periods applicable to a Eurodollar Rate Loan continued pursuant to a Notice of Continuation or Conversion (or in the absence of a Notice of Continuation or Conversion as provided in this Section 2.3) each successive Interest Period shall commence on the day on which the next preceding Interest Period expires.



         (l) Section 3.1.1 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:
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                 "3.1.1           The Borrower shall pay interest on the unpaid
                 principal amount of each Loan from the date thereof until the principal amount thereof shall be paid in full, at the following rates per annum, on such dates as specified below (each a "Payment Date"):

                          (a)     Base Rate Loans.          For Base Rate
                 Loans, at a rate per annum equal at all times to the Base Rate in effect from time to time, payable quarterly in arrears on the last day of September, December, March and June, on the Final Revolving Loan Maturity Date and on the date any Base Rate Loan is converted or paid in full.

                          (b)     Eurodollar Rate Loans.    For Eurodollar Rate
                 Loans, at a rate per annum equal at all times during the Interest Period for each Eurodollar Rate Loan to the sum of the Eurodollar Rate for such Interest Period plus the Applicable Eurodollar Rate Margin, payable in arrears on the last day of such Interest Period."

         (m) Section 3.1.2 of the Credit Agreement is hereby amended by deleting it in its entirety.

         (n) Section 3.1.3 is amended by deleting "3.1.3" and replacing with "3.1.2".

         (o) Section 3.1.4 is amended by deleting "3.1.4" and replacing with "3.1.3".

         (p) Section 3.2.1 of the Credit Agreement is amended by: (i) deleting ".175%" and replacing it with ".375%"; (ii) deleting the phrase "on each Payment Date applicable to the Revolving Loan" and replacing it with "quarterly in arrears on the last day of each fiscal quarter"; (iii) deleting "." at the end of Section 3.2.1; and (iv) adding the following:

                 "; provided further, that such commitment fee shall be reduced to correspond with any reductions in the commitment fees payable by Lender to its lenders under the Viacom Credit Facilities."

         (q) Section 3.2.2 of the Credit Agreement is amended by deleting the words "Three Hundred Fifty Thousand Dollars ($350,000) per annum (i.e., .20% of $175,000,000)" and replacing such words with "Four Hundred Thousand Dollars ($400,000) per annum (i.e., .20% of $200,000,000)".

         (r) The Credit Agreement is hereby amended by inserting the following after Section 3.3:

                 "3.4     Break-Funding Costs.     If Lender receives any
                 payment of principal of, or is subject to a conversion of, any Eurodollar Rate Loan other than on the last day of an Interest Period relating to such Loan, as a result of any payment or conversion made by the Borrower or acceleration of the maturity of the amounts due under this Agreement pursuant to
                 Section 8.2.3 or for any other reason, the Borrower shall, upon demand by Lender, pay to the Lender any amounts required to compensate Lender for any additional losses, costs or expenses which it may reasonably incur as a result of such payment or conversion, including, without limitation, any loss (excluding any loss of the margin payable in accordance with Section 3.1.1(b) on the amount of principal so paid, or any loss), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by Lender to fund or maintain such Loan. The obligations of the Borrower contained in this Section 3.4 shall survive payment of the Loans."

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         (s)     Section 4.3 of the Credit Agreement is hereby amended by (i)
deleting the words "Revolving Loans, without premium." from the first sentence thereof and replacing such words with "Eurodollar Rate Loans, without premium; provided, however, that any such prepayments are made in accordance with
Section 3.4."; (ii) deleting the words ",without premium" from the penultimate sentence thereof; and (iii) deleting the last sentence thereof in its entirety.

         (t) Section 6.1 of the Credit Agreement is hereby amended by deleting from the final parenthetical of such Section the words "which is prohibited under the applicable foreign law from guaranteeing the Credit Obligations".

         (u) Section 7.1.6 of the Credit Agreement is hereby amended by inserting the word "Group" following the word "Entertainment".

         (v) Section 8.1.9 of the Credit Agreement is amended by deleting the words "Blockbuster Credit Facility" and replacing such words with "Viacom Credit Facilities and any successor credit facilities obtained by Lender".

         (w) Section 8.2.3 of the Credit Agreement is amended by deleting the words "Blockbuster Credit Facility" and by replacing such words with "Viacom Credit Facilities".

         (x) Schedule 7.1.6 of the Credit Agreement is amended by: (i) inserting the word "Group" following the word "Entertainment" in the heading thereof; (ii) deleting "Laurel EFX, Inc." and (iii) inserting the following subsidiaries:

                 "Spelling Entertainment Inc.
                 Republic Entertainment Inc.
                 Repix, Inc.
                 Republic Distribution Corporation
                 Republic Pictures Entertainment Inc.
                 Republic Pictures Television
                 Virgin Interactive Entertainment plc.
                 Virgin Interactive Entertainment, Inc.
                 Virgin Interactive Entertainment (Europe) Ltd."

         SECTION 2. Effectiveness. This Amendment No. 1 will be effective as of the date first above written.

         SECTION 3. Representations and Warranties. Each Borrower and Guarantor hereby represents and warrants that as of the date hereof, both before and after giving effect to this Amendment, no Default or Event of Default shall exist or be continuing under the Credit Agreement.

         SECTION 4. Miscellaneous. (a) Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

         (b) Except as amended hereby, all of the terms of the Credit Agreement shall remain and continue in full force and effect and are hereby confirmed in all respects.

         (c) This Amendment shall be a Credit Document for the purposes of the Credit Agreement.

         (d) This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
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         (e)     It is the intention of the parties hereto to enter an Amended and Restated Credit Agreement incorporating the terms of the Credit Agreement as amended hereby by no later than January 31, 1995.

         (f) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 5. Guarantor Confirmation. By signing below, each of the Guarantors hereby agrees to the terms of the foregoing Amendment No. 1 and confirms that the Guarantee, remains in full force and effect.
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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                          Borrowers
                          ---------

                          SPELLING ENTERTAINMENT GROUP INC.
                          SPELLING ENTERTAINMENT INC.
                          AARON SPELLING PRODUCTIONS, INC.
                          LAUREL ENTERTAINMENT, INC.
                          SPELLING FILMS INTERNATIONAL, INC.
                          SPELLING TELEVISION INC.
                          TORAND PRODUCTIONS INC.
                          WORLDVISION ENTERPRISES, INC.
                          HAMILTON PROJECTS, INC.
                          LAUREL TV, INC.
                          LAUREL-KING, INC.
                          LAUREL PICTURES INC.
                          REPUBLIC ENTERTAINMENT INC.
                          REPUBLIC DISTRIBUTION CORPORATION
                          REPUBLIC PICTURES ENTERTAINMENT INC.
                          REPUBLIC PICTURE TELEVISION
                                  By: REPUBLIC PICTURES
                                      ENTERTAINMENT INC.
                                  Its: General Partner
                          VIRGIN INTERACTIVE ENTERTAINMENT INC.

                          By:
                             -------------------------------------

                          As an authorized officer of each of the foregoing corporations

                          Address:         5700 Wilshire Boulevard
                                           Los Angeles, California  90036

                          Lender
                          ------

                          VIACOM INC.

                          By:
                             --------------------------------------
                          Title:

                          Address:         1515 Broadway
                                           New York, New York  10036